UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

ANAPLAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, California	94105
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per value per share	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 3, 2020, Anaplan, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on three proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2020. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 6, 2020 (the “Record Date”). The final results with respect to each such proposal are set forth below:

Proposal 1 — Election of Directors.

The stockholders elected each of the two persons named below as Class II directors to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	Votes For	Votes Withheld	Broker Non-Votes
Susan L. Bostrom	73,220,278	29,917,711	12,574,450
Sandesh Patnam	73,317,866	29,820,123	12,574,450

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021. The results of such vote were:

For	Against	Abstain
115,453,531	186,250	72,658

Proposal 3 – Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officers’ Compensation.

The stockholders recommended a frequency of one year for future advisory votes on our named executive officers’ compensation. The results of such vote were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
102,641,506	24,501	241,423	230,559	12,574,450

Pursuant to the recommendation of the board of directors and consistent with the stockholders’ preference, the Company plans to hold future non-binding advisory votes on the compensation of the Company’s named executive officers every year. The next required non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2026 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANAPLAN, INC.

By:	/s/ David H. Morton, Jr.
Name:	David H. Morton, Jr.
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: June 9, 2020